13A LOAN AGREEMENT WITH STERLING NATIONAL BANK	9 Months Ended
Sep. 30, 2016
Accounting Policies [Abstract]
LOAN AGREEMENT WITH STERLING NATIONAL BANK

NOTE 13. LOAN AGREEMENT WITH STERLING NATIONAL BANK:

On July 1, 2016, the Company entered into that certain Loan and Security Agreement (the "Loan Agreement"), with its wholly-owned subsidiaries Ameri and Partners Inc and Bellsoft, as borrowers (the "Borrowers"), the Company and its wholly-owned subsidiaries Linear Logics Corp. and Winhire Inc serving as guarantors, the Company's Chief Executive Officer, Giri Devanur, serving as a validity guarantor, and Sterling National Bank, N.A. (as lender and as agent, "Sterling"). The Company joined DC&M and Virtuoso as borrowers under the Loan Agreement following their respective acquisition.

Under the Loan Agreement, the Borrowers are able to borrow up to an aggregate of $10 million, which includes up to $8 million in principal for revolving loans (the "Revolving Loans") for general working capital purposes, up to $2 million in principal pursuant to a term loan (the "Term Loan") for the purpose of a permitted business acquisition and up to $200,000 for letters of credit.  A portion of the proceeds of the Loan Agreement were also used to repay the November 20, 2015 credit facility that was entered into among the Company, its wholly-owned subsidiary Bellsoft and Federal National Payables, Inc.

The Loan Agreement has a term of three years, which will automatically renew unless a written notice of termination is given by the Borrowers or Sterling to the other at least 60 days prior to the end of the original or any renewed term.

Our outstanding balance with Sterling National Bank for the Term Loan and Revolving Loans was $1,966,667 and $3,338,106, respectively, as of September 30, 2016.